Management Presentation

February 2007

EXHIBIT 99.1

Forward-Looking Statements

This presentation material contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  The opinions, forecasts, projections or other statements, other than statements of historical fact, are forward-
looking statements.  Although Foothills Resources Inc. (the “Company” or “Foothills”)
believes that the expectations reflected in such forward-looking statements are reasonable, they involve a number of risks and uncertainties.  Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are delays and difficulties in developing currently owned properties, the failure of exploratory drilling to result in commercial wells, delays due to the limited availability of drilling equipment and personnel, fluctuations in oil and gas prices, the failure of certain announced acquisitions to close, general economic conditions and the risk factors detailed from time to time in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission.
The Company is not under any obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Cautionary Note To U.S. Investors

CAUTIONARY NOTE TO U.S. INVESTORS — The United States Securities and
Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions.  We use certain terms in this presentation, such as ”resources”, “resource potential”, “production potential” regarding probable, possible, or recoverable reserves, among others, that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-KSB, File No 001-31546, available from us at
4540 California Avenue, Suite 550, Bakersfield, California 93309. You can also obtain this form from the SEC by calling 1-800-SEC-0330.

THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE
BE ANY SALE OF ANY SECURITIES IN ANY STATE OR JURISDICTION IN
WHICH SUCH AN OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL
PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS
OF ANY SUCH JURISDICTION.

Business Strategy

U.S. based, growth-oriented E&P company

Low to moderate risk identified resources

Exploration upside a plus

In or near existing infrastructure

Leveraging technologies – 3D seismic / reservoir engineering

Operating control and dominant position

Access proprietary M&A deal flow

Balance natural gas and oil

Business Overview

Major development / exploration opportunity

                Eel River Basin, northern California

First two wells successfully drilled and producing

Company-making prospect

Basin control

First mover advantage

Oil production acquisition

Acquired four Texas oil fields

5.1 million barrels proven reserves

                  620 BOE net daily production

Deep exploration upside

Current Production		
	Oil (Bbls / d)	Gas (Mcf / d)	Total (Boe / d)
Eel River	-	410	68
Texas	620	-	620
Total	620	410	688

	Estimated Proved Reserves			
	Oil (MBbls)	Gas (MMcf)	Total (MBoe)	Gross Acreage
Eel River	-	23,000	3,833	12,000
Texas	4,578	703	4,695	4,000
Total	4,578	23,703	8,528	16,000

Operations Overview

Note:  Eel River proved reserve figures estimated based on May 1, 2003 LaRoche reserve report and will be earned by drilling and completing three wells.  Texas Gulf Coast reserve estimates based on July 1, 2006 Cawley Gillespie reserve report.

Eel River
Basin

Anadarko
Basin

Texas Gulf
Coast

Estimated Near-Term Production Growth
Total
2,237
2,500
2,000
1,500
1,000
500
-
1,549
688
688
End of 2006
End of 2007
Existing Producing Assets
Exploitation/Development

Estimated Reserves and Resource Potential
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
Total
1,645
Total
7,163
Total
55,922
Total
64,730
1,645
513
1,972
4,678
45,422
6,667
3,833
49,039
7,179
8,511
Anadarko
Total
Proved Reserves
Probable Reserves
Possible Reserves

Reserve and Production Potential

                Foothills’ daily production is
expected to grow significantly over
the next 12 months primarily as a
result of low risk exploitation and
development activities

                Foothills’ resource potential
upside from the Eel River asset
base will be augmented by the
Texas Gulf Coast upside

Eel River Basin Overview

Joint development agreement in place with INNEX Energy, LLC

Proven Undeveloped Reserves (PUDs) underpin Eel River asset
potential – likely to exceed 100 BCF

Quick to production – infrastructure in place

Active leasing program provides opportunity to control entire basin

About 8,000 acres added to date / 12,000 acres total

Significant proven petroleum system in region

Tompkins Hill Field – 120 BCF cumulative production from 2,000 acres

Grizzly Bluff Field

1964 – 1990: multiple wells tested at commercial rates

Lack of gas market at the time resulted in these wells being abandoned

Tompkins Hill Gas Field
West Tompkins Leasehold
Eel River Basin
Sacramento
San Joaquin Basin
Bakersfield
INNEX LEASED ACREAGE
ANDERSON
GRIZZLY BEAR
LRD
LRD + GRIZZLY BEAR
GRIZZLY BEAR
GRIZZLY BEAR
RUSS FAULT
PG & E Pipeline
Van Duzen River
Eel River
101
1 MILE
EEL RIVER BASIN GRIZZLY PROJECT

Eel River Basin

PG&E line:

14 MMCFD capacity

Expansion option 40 MMCFD

Grizzly Bear

Company-making prospect

Potential for 500 BCF to 1 TCF

Chevron Vicenus well – 1971: multiple thick sands with gas
shows and tests

Grizzly Bluff is the core of opportunity

3D seismic to identify best drill location

Plan to drill mid-2007

Foothills controls entire prospect

WEST
Foothills Resources
Christiansen
3-15
KB 77; 2006
EAST
EEL RIVER
Sea Level
-1000
-2000
-3000
-4000
-5000
-6000
-7000
-8000
-9000
-10,000
-11,000
-12,000
Lower Anderson Sands
RIO FAULT
Main and Upper
Anderson Sands
DST Tested
Gas In V-1
Eel River Sand
Pullen Sand
Bear River Sands
Substantial Gas Shows
Gas Shows With
Condensate/Oil Shows
While Drilling
(-10,313) TD In Bear River
0
.5
1 mile
1000
Feet
PROSPECTIVE SANDS
TESTED GAS
(PROVEN UNDEVELOPED RESERVES)
SAND
SHALE
FOOTHILLS RESOURCES
GRIZZLY PROJECT
EAST-WEST
CROSS SECTION
Oct., 2006

Texas Gulf Coast

Goose Creek/

Goose Creek East

Cleveland

Saratoga

Texas Gulf Coast

Overview

Acquisition closed September 2006

Working interests and operatorship in the Goose Creek, Goose Creek
East, Saratoga, and Cleveland fields in southeast Texas

Goose Creek Field was discovered in 1908

Many productive reservoirs over thick interval

82 active wells and 73 shut-in wells

Over 3,000 acres total net position, NRI: 75 -100% (avg 82%)

Acquisition Metrics

$62 MM total consideration ($57.5 MM in cash and $4.5 MM in equity)

$11.78/Proved Boe (assuming value of proved reserves is $60.4 million)

$86,000/Boe/day; 3.3x forward cash flow multiple (1)

(1)

Based on estimated July 2006 – June 2007 cash flow of $18.6 million per Randall and Dewey Divestment Package.

Texas Gulf Coast Acquisition Rationale

Acquisition immediately provided approximately 620 Boe of current daily production and 5.1MMboe of proved reserves

Goose Creek – 30 productive reservoirs between 800 and 4,500 ft

10 PUD locations and 70 recompletions

Significant Vicksburg potential below established productive horizons

3D seismic program planned to identify upside potential

Waterflood opportunities

Transaction gave Foothills immediate operating presence in Texas

Operating platform for complementary acquisitions

Anadarko Basin

Resource Play

Prolific deep Morrow / Hunton gas play in Anadarko basin

Morrow and Hunton prospects have already been identified

Exploration / Development Plan

Acquiring rights to and reprocessing / interpreting a 75 sq mi 3D seismic survey in Roger Mills County, OK

Existing Morrow and Hunton prospects will be refined with the 3D seismic and leased in 2007

Promote prospects for carried working interest

Field-Level Economics

Eel River Properties

Per Unit Economics ($/mcf)

Natural Gas Price (Cushing)        $5.50

Less:  Differential          (0.33)

Less:  LOE                                (0.50)

Less:  Compress/Transport          (0.67)

Field-Level Return  $4.00

Texas Gulf Coast Properties

Per Unit Economics ($/bbl)

Crude Oil Price (WTI)                            $55.00

Less:  Differential            (1.20)

Less:  LOE                                (10.46)

Less:  Production Taxes                      (2.47)

Field-Level Return   $40.87

Field Acquisition Cost                      $11.78

(000)			
	Current Shares	**Options / Warrants**	**Total Shares**	**% of Total**
Officers and Directors	17,275	1,646	18,921	22.9%
April '06 Offering Investors	17,727	11,739	29,466	35.6%
September '06 Offering Investors	10,094	8,047	18,141	21.9%
Public Float	12,625	-	12,625	15.3%
Other	2,656	956	3,612	4.3%
Total Shareholders	**60,377**	**22,388**	**82,765**	**100.0%**

Current Ownership

Management

Dennis B. Tower – CEO and Director

Geologist with 35 years experience in exploration and
management positions, including 28 years with ARCO

John L. Moran – President and Director

Geologist with 36 years in exploration and management
positions, including 19 years with Mobil and Apache

W. Kirk Bosché – Chief Financial Officer

CPA with 34 years experience, including 28 years in financial roles with domestic and international independents

Management

James H. Drennan – VP, Land and Legal

Attorney with 20 years in land positions in the oil and gas
industry, 12 years in legal practice

Michael L. Moustakis – VP, Engineering

Petroleum engineer with 22 years in engineering and
operating positions with majors and independents

Stuart A. Gordon – Chief Geologist

Petroleum geoscientist with 29 years of experience with
majors and independents

Achievements to Date

Jan ’06                      Foothills founders agreement with INNEX

Apr ’06                      Company established in present form

                  Raised $12 MM in private placement financing

                                   Trading began in common stock

Jun ’06                      Began drilling in Grizzly Bluff Field

Sep ’06                      Raised $22.5 MM in private placement financing and $42.5 MM in mezzanine facility with Goldman Sachs

                  Closed on purchase of Texas oil fields

              5.1 MMBOE and 620 BOEPD

               $62 MM in cash and stock

                  Hedged 80% of current oil production at average $70/bbl over 4 yrs

                  Commenced commercial gas production at Grizzly Bluff

                  Commenced recompletion program at Goose Creek

Jan ’07                      Completed shooting 13 sq mi 3D seismic survey over Grizzly Bluff
                 Field

www.foothills-resources.com